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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): June 5, 2001
                                                 -------------



                         Sybron Dental Specialties, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                  001-16057             33-0920985
      ------------------             ---------          ----------------
       (State or other               (Commission          (IRS Employer
       jurisdiction of               File Number)        Identification No.)
       incorporation)

1717 West Collins Avenue
Orange, California                                              92867
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code: (714) 516-7400
                                                  ---------------


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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 5, 2001, Sybron Dental Specialties, Inc. agreed to sell 2,650,000 shares of its Common Stock, par value $.01 per share (including the associated preferred stock purchase rights) (the "Shares"), in a public offering underwritten by Credit Suisse First Boston Corporation (the "Underwriter"). The Shares will be issued off of the Company's existing shelf Registration Statement on Form S-3 (Registration No. 333-59228) (the "Registration Statement"). The offering is scheduled to settle on June 8, 2001. The Shares are being purchased by the Underwriter for approximately $50.4 million and will be resold by the Underwriter in negotiated transactions.

         Net proceeds of the sale will be used to repay credit facility borrowings incurred to finance the previously announced acquisition of Hawe Neos Holding S.A. on May 31, 2001, and for general corporate purposes.

         The purpose of this report is to file as an exhibit, in connection with the Registration Statement, the Terms Agreement dated June 5, 2001 between the Company and the Underwriter and the Underwriting Agreement attached thereto, the applicable provisions of which are incorporated by reference in the Terms Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

         See Exhibit Index following the Signatures page, which is incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYBRON DENTAL SPECIALTIES, INC.



                                   By: /s/ Stephen J. Tomassi
                                      -------------------------------------
                                         Name:  Stephen J. Tomassi
                                         Title: Vice President-General Counsel
                                                and Secretary



Date: June 6, 2001




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                         SYBRON DENTAL SPECIALTIES, INC.

                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                               DATED JUNE 5, 2001

   Exhibit                                                                  Incorporated Herein          Filed
   Number                            Description                              By Reference To          Herewith
   ------                            -----------                              ---------------          --------
       1         Terms Agreement, dated June 5, 2001, between Sybron                                        X
                 Dental Specialties, Inc. and Credit Suisse First
                 Boston Corporation, and Underwriting Agreement
                 attached as Exhibit 1 thereto, the applicable
                 provisions of which are incorporated by reference in
                 the Terms Agreement.



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